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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


          Date of Report (Date of earliest event reported): May 1, 2003



                                XATA CORPORATION
             (Exact name of registrant as specified in its charter)



          MINNESOTA                    0-27166                 41-1641815
(State of other jurisdiction         (Commission              (IRS Employer
      of incorporation)                File No.)          Identification Number)



           151 EAST CLIFF ROAD, SUITE 10, BURNSVILLE, MINNESOTA 55337
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 707-5600

             (Former name, former address and former fiscal year, if
                        changed since last report): N/A




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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 1, 2003 we announced our results for the fiscal quarter ended March 31, 2003. Our press release is attached to this report as Exhibit 99.1.

Exhibit No.             Description
-----------             -----------

99.1                    Press Release dated May 1, 2003


















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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 1, 2003            XATA CORPORATION



                                   By: /s/ John G. Lewis
                                       ---------------------------------------
                                       John G. Lewis, Chief Financial Officer
                                       (Principal accounting and financial
                                       officer) and Authorized Signatory






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